Exhibit 10.35

ASSUMPTION AGREEMENT

ASSUMPTION AGREEMENT, dated as of August 13, 2008, made by TRUGREEN LANDCARE, a California general partnership (the “Additional Granting Party”), in favor of CITIBANK, N.A.., as administrative agent and collateral agent (in such capacity, the “Revolving Collateral Agent”) for the banks and other financial institutions (the “Lenders”) from time to time parties to the Revolving Credit Agreement referred to below and the other Secured Parties (as defined below).  All capitalized terms not defined herein shall have the meaning ascribed to them in such the Guarantee and Collateral Agreement referred to below, or if not defined therein, in the Revolving Credit Agreement.

W I T N E S S E T H :

WHEREAS, The ServiceMaster Company, a Delaware corporation (the “Parent Borrower”), Citibank, N.A., as administrative agent and revolving collateral agent, JPMorgan Chase Bank, N.A., as syndication agent and the Lenders are parties to a Revolving Credit Agreement, dated as of July 24, 2007 (as amended, supplemented, waived or otherwise modified from time to time, the “Revolving Credit Agreement”);

WHEREAS, the Parent Borrower, CDRSVM Holding, Inc., a Delaware corporation (“Holding”) and the Subsidiary Guarantors are, or are to become, parties to the Guarantee and Collateral Agreement, dated as of July 24, 2007 (as amended, supplemented, waived or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), in favor of the Revolving Collateral Agent, for the ratable benefit of the Secured Parties (as defined in the Guarantee and Collateral Agreement);

WHEREAS, the Additional Granting Party is a member of an affiliated group of companies that includes the Parent Borrower and each other Granting Party; the proceeds of the extensions of credit under the Revolving Credit Agreement will be used in part to enable the Parent Borrower to make valuable transfers to one or more of the other Granting Parties (including the Additional Granting Party) in connection with the operation of their respective businesses; and the Parent Borrower and the other Granting Parties (including the Additional Granting Party) are engaged in related businesses, and each such Granting Party (including the Additional Granting Party) will derive substantial direct and indirect benefit from the making of the extensions of credit under the Revolving Credit Agreement; and

WHEREAS, the Additional Granting Party has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guarantee and Collateral Agreement;

NOW, THEREFORE, IT IS AGREED:

1.             Guarantee and Collateral Agreement.  By executing and delivering this Assumption Agreement, the Additional Granting Party hereby becomes a party to the Guarantee and Collateral Agreement as a Granting Party thereunder with the same force and effect as if originally named therein as a Guarantor and Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor and Grantor thereunder.  The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedules 3 and 4 to the Guarantee and Collateral Agreement, and such Schedules are hereby amended and modified to include such information.  The Additional Granting Party hereby represents and warrants that each of the representations and warranties of such Additional Granting Party, in its capacities as a Guarantor and Grantor, contained in Section 4 of the Guarantee and Collateral Agreement is true and correct in all material respects on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2.             GOVERNING LAW.  THIS ASSUMPTION AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

TRUGREEN LANDCARE

By:	TRUGREEN LANDCARE, L.L.C.,
its general partner

By:	/s/ Steven J. Martin
Name: Steven J. Martin
Title: Senior Vice President

By:	/s/ Greerson G. McMullen
Name: Greerson G. McMullen
Title: Senior Vice President

By:	TRUGREEN COMPANIES L.L.C.,
its general partner

By:	/s/ Steven J. Martin
Name: Steven J. Martin
Title: Senior Vice President

By:	/s/ Greerson G. McMullen
Name: Greerson G. McMullen
Title: Senior Vice President

Acknowledged and Agreed to as
of the date hereof by:

CITIBANK, N.A.,
as Revolving Collateral Agent and Administrative Agent

By:	/s/ Rob Ziemer
Name: Rob Ziemer
Title: Vice President

Annex 1-A to
Assumption Agreement

Supplement to
Guarantee and Collateral Agreement
Schedule 3

PERFECTION MATTERS

Existing Liens

See Schedule 7.2 to the Credit Agreement.

UCC Filings

Debtor	Jurisdiction
TruGreen LandCare	California
TruGreen LandCare	Tennessee

Supplement to
Guarantee and Collateral Agreement
Schedule 4

LOCATION OF JURISDICTION OF ORGANIZATION

Grantor	Jurisdiction of Organization
TruGreen LandCare	California

Annex 1-A 1